================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2005
                                                   -----------------


                       Network-1 Security Solutions, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-14896                   11-3027591
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 8.01   OTHER EVENTS

            On November 12, 2005, the Board of Directors of Network-1 Security Solutions, Inc. (the "Company") extended for three months until March 22, 2006 the expiration date of certain outstanding warrants (the "Warrants") of the Company to purchase 1,352,152 shares of common stock at prices ranging from $1.00 to $1.11 per share. The Warrants were originally issued in December 1999 and were scheduled to expire on December 22, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number     Description
--------------     -----------

99.1               Press Release, dated December 14, 2005

                                    SIGNATURE
                                    ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: December 14, 2005           By: /s/ Corey M. Horowitz
                                       -----------------------------
                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer